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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 14, 2000



                                 LHS GROUP INC.
             (Exact name of registrant as specified in its charter)



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
                DELAWARE                            000-22409                             58-2224883
      (State or other jurisdiction           (Commission File Number)         (IRS Employer Identification No.)
            of incorporation)
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                              Six Concourse Parkway
                                   Suite 2700
                                Atlanta, GA 30328
                    (Address of principal executive offices)

                                  770-280-3000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

         On June 14, 2000, Sema Group plc, an English public limited company ("Sema"), purchased 10,386,091 shares (the "Option Shares") of common stock of LHS Group Inc. ("LHS") at a per share price of (pound)24.84 ($37.46) pursuant to a stock option agreement between Sema and LHS, dated March 14, 2000 (the "Stock Option Agreement"), which was entered into in connection with the plan and agreement of merger between Sema and LHS. Sema paid LHS in cash approximately $103,869, which represents the par value, $.01, of each Option Share. Sema issued LHS a full recourse promissory note (the "Note") for approximately (pound)258 million ($389 million), which represents the balance of the purchase price. The Note bears interest at the Prime Rate, as reported in The Wall Street Journal, and is secured by a security interest in the Option Shares.

         The Stock Option Agreement, the Note and the joint press release announcing the purchase of the Option Shares are incorporated herein by reference into this Item 5 and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

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
 2.1 Stock Option Agreement, dated March 14, 2000, between LHS Group Inc. and Sema Group plc. (incorporated by reference from the registrant's current report on 8-K, dated March 15, 2000)

10.1     Secured Note, dated June 14, 2000, issued by Sema Group plc

99.1 Joint press release, dated June 12, 2000, announcing the purchase by Sema of the Option Shares
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    LHS GROUP INC.
                                                    (Registrant)



Date: June 14, 2000                                 By: /s/ Scott A. Wharton
                                                       -------------------------
                                                    Scott A. Wharton
                                                    Senior Vice President and
                                                    General Counsel


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Exhibit Index


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
2.1 Stock Option Agreement, dated as of March 14, 2000, among LHS Group Inc. and Sema Group plc. (incorporated by reference from the registrant's Current Report on Form 8-K, dated March 15, 2000)

10.1     Secured Note, dated June 14, 2000, issued by Sema Group plc

99.1 Joint press release, dated June 12, 2000, announcing the exercise of the Sema option
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